Securities Lending	12 Months Ended
Dec. 31, 2025
EBP 102
Securities Lending [Line Items]
Securities Lending

7. Securities Lending
The Master Trust maintains Securities Lending Agreements (the “Agreements”) with the custodian, BNY (“Custodian”). The Agreements permit the Custodian to loan certain domestic and international securities held by the Master Trust to borrowing counterparties who provide collateral for the loans. There is generally no stated repayment term for such loans and either party can terminate the loans at any time. Upon loan termination, the loan securities are returned to the Master Trust and the collateral is paid back to the borrowing counterparty.
Risk of credit loss from securities lending is mitigated by obtaining sufficient collateral, transacting only with borrowing counterparties of high credit quality and being indemnified against borrowing counterparty default by the Custodian. During the years ended December 31, 2025 and 2024, the Master Trust did not experience any losses arising from securities lending transactions.
The securities on loan may be sold at the Master Trust's discretion, in which case the Custodian will reallocate or recall positions in order to satisfy sale delivery. Securities on loan may not be re-pledged by the Master Trust.
Securities on loan continue to be recorded as assets in the Master Trust and are included in the listing of investments in Note 3. The Master Trust recognizes loan collateral, held in separate accounts managed by the Custodian, as an asset and also recognizes an equal and offsetting liability, representing their obligation to return the collateral upon termination of the loan. The collateral and offsetting liability are not reflected in the Master Trust listing of investments but are detailed below. Loan collateral can be in the form of cash equivalents or non-cash assets. Collateral in cash equivalents can be invested and reinvested in approved investments by the Custodian according to guidelines set forth in the Agreements. Non-cash collateral is held in the form received and not subject to investing activities by the Custodian. Collateral received is not sold or pledged as loaned securities. Investment gains are shared amongst the Master Trust, Custodian and borrowing counterparties based on an agreed allocation. Investment losses, if any, arising from such investing activities are borne by the Master Trust.
The Agreements require collateral ranges from an amount equal to or greater than 102% to 105% of the fair value of the securities loaned for U.S. and non-U.S. securities, respectively. Additional collateral is required if the fair value of the borrowed securities increase.
The Master Trust's fees earned from these Agreements amounted to approximately $2.5 million for the year ended December 31, 2025. These earnings are included in the total investment income of the Master Trust.
Total securities on loan were approximately $956.9 million and $944.5 million as of December 31, 2025 and 2024, respectively. Total collateral assets and liabilities to repay borrowing counterparties were each approximately $987 million and $972.2 million as of December 31, 2025 and 2024, respectively. The percentage of collateral was approximately 103% of the fair value of securities on loan as of December 31, 2025 and 2024. As of December 31, 2025 and 2024, total fair value of collateral included cash equivalents of $476.1 million and $595.6 million, of which $359.9 million and $451.1 million, respectively, represents the Plan’s estimated allocated interest. Cash equivalents collateral is generally held in U.S. and foreign currency denominations and non-cash collateral is generally held in U.S. and international fixed income securities. Cash equivalents collateral assets are classified as Level 2 fair value measurements.